SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of report (Date of earliest event reported)        July 18, 2000


                             Bell Microproducts Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                   California
                 (State of Other Jurisdiction of Incorporation)


        0-21528                                        94-3057566
(Commission File Number)                  (I.R.S. Employer Identification No.)


      1941 Ringwood Avenue
      San Jose, California                                95131
(Address of Principal Executive Offices)                (Zip Code)


                                 (408) 451-1685
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5   Other Events.

         On July 18, 2000, Bell Microproducts Inc. issued a press release announcing the signing of the Stock Purchase Agreement to acquire Ideal Hardware Limited. A copy of the press release is filed as Exhibit 99 to this Form 8-K.


Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of Businesses Acquired:

                  Not Applicable.

         (b)      Pro Forma Financial Information:

                  Not Applicable.

         (c)      Exhibits:

                  See Exhibit Index on page following Signatures.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BELL MICROPRODUCTS INC.


Date:  July 21, 2000               By  /s/ Remo E. Canessa
                                       Remo E. Canessa
                                       Chief Financial Officer

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                  EXHIBIT INDEX

                                       to

                                    FORM 8-K


                             BELL MICROPRODUCTS INC.




Exhibit Number    Exhibit Description
--------------    -------------------
    99            Press release dated July 18, 2000